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    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                       WARBURG PINCUS MUNICIPAL BOND FUND
               WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND

The following information supersedes certain information in the Funds' Prospectuses and Statements of Additional Information.

Effective August 6, 1999, the Credit Suisse Asset Management Fixed Income Management Team, which is responsible for the day-to-day management of the Funds, consists of the following investment professionals: Gregg M. Diliberto (Managing Director), Dilip K. Rasgotra (Managing Director, CSAM
Limited -- Warburg Pincus Strategic Global Fixed Income Fund only), Mark K. Silverstein (Managing Director), Jo Ann Corkran (Director) and Jose A. Rodriguez (Director) (see biography below). Robert J. Moore, Diane Damskey, Ira Edelblum, Robert W. Justich and William P. Sterling, who had been members of the Team, have resigned from the Funds' investment adviser.

Jose A. Rodriguez joined Credit Suisse Asset Management, LLC in August 1999. Previously, Mr. Rodriguez was a managing director and senior portfolio manager at Prudential Investments from 1993 to 1999.

Dated: August 10, 1999                                               16-0899 for
                                                                           WPBDT
                                                                           WPCOR